EX-99.B-77Q1(a)

                                W&R FUNDS, INC.

SUB-ITEM 77Q1       Exhibits
(a)
                    Articles of Amendment filed by EDGAR on June 30, 2000 as
                    Exhibit EX-99.B(a)wrartsup to Post-Effective Amendment No.
                    15 to the Registration Statement on Form N-1A (incorporated by reference herein).